Exhibit 99.2

Syntec Optics (Nasdaq: OPTX) Awarded Contract for Light-Weight Night Vision Optics

Syntec Optics reduces the weight of defense and commercial night vision optics to fulfill pent-up demand

ROCHESTER, NEW YORK, Nov. 10, 2023 -- Syntec Optics, a scientific and technical instruments, and aerospace and defense supplier that, over the past two decades, enabled polymer optics for missile laser guides and extremely wide field of view light-weight augmented reality head-mounted display for military pilots, announced today that it has been awarded a contract for 10,000 objectives for night vision scopes to be delivered in 2023. Syntec Optics previously announced the launch of new light-weight eyepiece and objective lenses for night vision goggles, called Viper.

“I am delighted our customer has recognized Syntec Optics as the best solution provider for its night vision optics requirements. This order is a testament to the excellent work performed by our engineers and operations team collaborating together since the beginning of the year,” said Syntec Optics CEO Joe Mohr.

“This contract win highlights Syntec Optics’ ability to secure other contracts from our customer, helping to consolidate their spend in these areas with one high-performing provider,” said Program Manager Richard Swartz.

It is estimated that by 2027, the global market size for image intensifiers used in night vision goggle systems will be nearly one billion dollars; the eyepiece and objective optics combine with these to form the goggle.

“Syntec Optics is continuing to apply high-performance imaging solutions used in the night vision product to other scope markets for further growth,” said Jim Olson, industry expert and Syntec Optics VP of Advanced Optics Systems.

About Syntec Optics

Syntec Optics Holdings, Inc. (Nasdaq: OPTX), a 20-year optics and photonics leader for scientific and technical instruments and aerospace and defense products, has the mission of keeping American soldiers out of harm’s way, improving patient care and bringing more precision products to the consumer. Syntec Optics, headquartered in Rochester, NY, is one of the largest custom optics and photonics manufacturers in the United States. Operating for over two decades, Syntec Optics runs a state-of-the-art manufacturing facility with extensive core capabilities of various optics manufacturing processes, both horizontally and vertically integrated, to provide a competitive advantage for optics and photonics integrators. Syntec Optics recently launched new products, including Low Earth Orbit satellite optics and lightweight night vision goggle optics. To learn more, visit www.syntecoptics.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Syntec Optics, market size, and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Syntec Optics), which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Syntec Optics and its management, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 2) the ability to meet Nasdaq’s listing standards following the consummation of the business combination; 3) the risk that the business combination or any legal proceedings disrupts current plans and operations of Syntec Optics as a result of the announcement and consummation of the business combination; 4) the inability to recognize the anticipated benefits of the business combination; 5) ability of Syntec Optics to successfully increase market penetration into its target markets; 6) the addressable markets that Syntec Optics intends to target do not grow as expected; 7) the loss of any key executives; 8) the loss of any relationships with key suppliers; 9) the loss of any relationships with key customers; 10) the inability to protect Syntec Optics’ patents and other intellectual property; 11) the failure to successfully execute manufacturing of announced products in a timely manner or at all, or to scale to large-scale production; 12) costs related to the business combination; 13) changes in applicable laws or regulations; 14) the possibility that Syntec Optics or the combined company may be adversely affected by other economic, business and/or competitive factors; 15) Syntec Optics’ estimates of its growth and projected financial results for 2023 and 2024 and meeting or satisfying the underlying assumptions with respect thereto; 16) the impact of any pandemic, including any mutations or variants thereof and the Russian/Ukrainian or Israeli conflict, and any resulting effect on business and financial conditions; 17) inability to complete any investments or borrowings in connection with the business combination; 18) the potential for events or circumstances that result in Syntec Optics’ failure to timely achieve the anticipated benefits of Syntec Optics’ customer arrangements; and 19) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in merger f/k/a Nasdaq listed OLIT’s Form S-1, 8k, and 10Q filings and registration statement on Form S-4 filed with the SEC, and declared effective on October 5, 2023. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither OLIT nor Syntec Optics gives any assurance that either OLIT or Syntec Optics, or the combined company, will achieve its expected results. Neither OLIT nor Syntec Optics undertakes any duty to update these forward-looking statements except as otherwise required by law.

For further information, please contact:

Sara Hart

Investor Relations

InvestorRelations@syntecoptics.com

SOURCE: Syntec Optics Holdings, Inc. (Nasdaq: OPTX)